HARVEST EDGE FUNDS

SUMMARY PROSPECTUS

December 18, 2017

	Investor Class Shares	Institutional Class Shares
Harvest Edge Equity Fund	HEENX	HEEIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent reports to shareholders (when available), online at www.hvmfunds.com. You can also obtain this information at no cost by calling 844-434-4838 or by sending an e-mail request to HarvestFunds@dstsystems.com. The Fund’s prospectus and SAI, both dated December 18, 2017, as may be amended from time to time, are incorporated by reference into this Summary Prospectus.

HARVEST EDGE EQUITY FUND

Investment Objective

The Harvest Edge Equity Fund (the “Fund”) seeks investment results that generally correspond to the total return performance of U.S. large capitalization equity securities while generating incremental income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your broker for transactions in Institutional Class Shares. Such commissions are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)
	Investor Class Shares	Institutional Class Shares

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None

Maximum deferred sales charge (load) imposed on redemptions (as a percentage of the lower of the original purchase price or current net asset value)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class Shares	Institutional Class Shares

Management Fees	0.55%	0.55%

Distribution and/or Service (12b-1) Fees	0.25%	None

Other Expenses[1]	1.50%	1.48%

Acquired Fund Fees and Expenses[1]	0.01%	0.01%

Total Annual Fund Operating Expenses	2.31%	2.04%

Fee Waiver and/or Expense Reimbursement[2]	(1.15)%	(1.13)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.16%	0.91%

[1]	Based on estimated amounts for the current fiscal year.

[2]

Harvest Volatility Management, LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed through March 1, 2019 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding, if applicable, any distribution and/or service (12b-1) fees, acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses) to 0.90% of the average daily net assets of each class of shares. The limitation may not be increased or terminated prior to this time without approval of the Board of Trustees and is subject to the Adviser’s recoupment rights. The Adviser is entitled to recoupment of previously waived or reduced fees, reimbursed expenses, and additional payments for three years from the date of the waiver, reduction, reimbursement, or additional payment, subject to the expense limitation in effect at the time of the waiver, reduction, reimbursement, or additional payment and at the time of the recoupment, if any.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated (whether or not you redeem your shares) and assumes that you invest $10,000 in the Fund for the periods indicated, your investment has a 5% return each year, and the Fund’s total annual operating expenses remain the same. The example reflects contractual fee waivers and/or expense reimbursements, if any, only for the duration of the current commitment.

Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 Year	3 Years

Investor Class Shares	$118	$611

Institutional Class Shares	$93	$530

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As the Fund commenced operations on or around the date of this Prospectus, no portfolio turnover information is shown.

Principal Investment Strategies

The Fund pursues its investment objective by investing in a portfolio of U.S. equity securities and equity index exchange-traded funds (“ETFs”) with a high portfolio correlation to the S&P 500 Index (the “Core Investments”) and implementing a collateral yield enhancement overlay strategy that utilizes relatively short-dated (i.e., typically initiated one to three months prior to expiration) S&P 500 Index option call spreads and put spreads (the “Collateral Yield Enhancement Strategy”). The Core Investments are intended to deliver returns that are highly correlated to the S&P 500 Index. The Collateral Yield Enhancement Strategy seeks to generate incremental returns with low correlation to the equity and bond markets under normal market conditions and is designed to avoid directional bias relative to the S&P 500 Index. The incremental returns sought by the Collateral Yield Enhancement Strategy are intended to be additive to the equity market returns generated by the Fund’s Core Investments.

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities, or other investments with similar economic characteristics (such as ETFs and other pooled investment vehicles that invest in equity securities), of companies included in the S&P 500 Index (i.e., Core Investments). Harvest Volatility Management, LLC, the Fund’s investment adviser (the “Adviser”), intends to utilize the Core Investments to replicate directly or indirectly, within this portion of the Fund, the constituent securities of the S&P 500 Index as closely as possible. The Fund’s equity securities may include common and preferred stock. The S&P 500 Index is a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Fund intends to invest primarily in ETFs at least until the portfolio management team believes that the Fund has reached a scale that facilitates efficient implementation of the Fund’s principal investment strategies relating to Core Investments primarily through direct investments in equity securities.

To implement the Collateral Yield Enhancement Strategy, the Fund constructs “iron condors,” which involve four option legs that are comprised of written (sold) “out of the money” call and put options on the S&P 500 Index and purchased further “out of the money” call and put options on the same index. The four options legs of an “iron condor” are designed to generate premiums within defined risk parameters and consist of two options spreads, with each leg at a different strike (exercise or expiration) price. These options spreads include a call option spread with strike (exercise or expiration) prices above the current price level of the index at the time of initiation and a put option spread with strike (exercise or expiration) prices below the current price level of the index at the time of initiation. The Fund’s options are on the S&P 500 Index only, usually traded on an exchange or through a central counterparty. The Adviser’s goal is to structure a Fund’s “iron condors” such that, at expiration, the Fund retains the premiums received for the written (sold) options, which would be less the amounts paid for the purchased options and the amounts due at settlement, if any. In this instance, the written (sold) options would go unexercised and the Fund would retain upon expiration the full premium paid. Ultimately, the premiums earned and retained by a Fund (if any) through, and specific terms of, the Fund’s “iron condors” will vary based on market volatility and other factors at the time they are initiated. The Fund’s written (sold) options generally are covered because the Fund’s “iron condor” structures are intended to limit total Fund exposure attributable to, and create offsetting positions for, the written (sold) options.

In this structure, the written (sold) call and put options are designed to generate premiums (income) for the Fund as option holders (purchasers) pay a premium to the Fund in exchange for the right to obtain from the Fund, in cash, a fixed multiple of the amount by which the strike (exercise or expiration) price is less than (in the case of a call) or exceeds (in the case of a put) the price level of the index at expiration. These options, which are used for speculative purposes, create investment risks associated with the price level of the index and movements in the price level could result in losses to the Fund tied to the difference between the strike (exercise or expiration) price and the index price level, less the premium received by the Fund.

To mitigate the risks created by the Fund’s written (sold) options, the Fund simultaneously purchases call and put options on the S&P 500 Index generally with the same expiration date as the written (sold) options to complete the other two option legs that comprise the “iron condor” structure (i.e., these options are used for hedging purposes). The purchased options, which require the Fund pay a premium and are further “out of the money” at the time of initiation than the corresponding written (sold) options, are designed to define and limit the Fund’s risk exposure associated with the written (sold) options. These call and put options are intended to reduce the upside and downside risks, respectively, generated by the Fund’s written (sold) options because the Fund, as the option holder (purchaser), will obtain from the writer (seller), in cash, a fixed multiple of the amount by which the strike (exercise or expiration) price is less than (in the case of a call) or exceeds (in the case of a put) the price level of the index at expiration. As a result, the Fund’s potential loss on each option pair generally is limited to the difference between the strike (exercise or expiration) price of the written (sold) option and the strike (exercise or expiration) price of the corresponding purchased option plus the premium paid by the Fund for the purchased option.

The Collateral Yield Enhancement Strategy is based on, among other factors, the Adviser’s analysis of current and anticipated market volatility, market risks, underlying instrument valuations, and quantitative factors. Based on its analysis of relevant market and other factors, the Adviser actively manages the strategy to seek to quantify and mitigate associated risks through the structuring of different options pairs with laddered higher and lower strike (exercise or expiration) prices and staggered expiration dates across different durations, which collectively are intended to manage volatility risks and diversify duration risk. The Adviser, in its discretion, also proactively adjusts or closes out positions to seek to limit directional risk and reduce exposure to adverse market events, such as significant volatility.

Under adverse, unstable or abnormal market conditions, the Fund may be unable to pursue or achieve its investment objective and, for temporary purposes, may invest some or all of its assets in a variety of instruments or assets, including high-quality fixed-income securities, cash and cash equivalents. These investments could reduce the benefit to the Fund of favorable market or economic conditions during this period.

Principal Investment Risks

The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund. The value of your investment in the Fund may fall, sometimes suddenly and significantly. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Active Trading Risk. The Adviser will actively trade the Fund’s portfolio, which leads to higher turnover and brokerage commission expenses. Each would negatively affect the Fund’s returns and can increase tax liability. In addition, writing (selling) and purchasing options could result in additional turnover and transaction costs.

Counterparty Risk. Certain investments or investment transactions, such as options, are subject to the risk that the Fund’s counterparty will become insolvent or otherwise be unwilling or unable to perform its obligations in a timely manner or at all. As a result, the Fund would be unable to recover its investment from the counterparty or would obtain a limited recovery, and/or recovery would be delayed, which would result in a loss to the Fund.

Derivatives Risk. The options in which the Fund invests are derivatives. They involve risks different from, and in some respects greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives may create leverage, and the loss on derivative transactions may substantially exceed the Fund’s initial investment. Derivatives can be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out (or sell) or purchase a derivative at a particular time or at an anticipated price.

Equity Securities Risk. The price or value of the Fund’s investments in a company’s equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company’s financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company’s debt with respect to dividends, which the company may or may not declare.

Issuer-Specific Risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which would affect a security’s or instrument’s value.

Leverage Risk. Options create leverage and expose the Fund to additional levels of risk, including greater losses from investments and increased volatility, than would otherwise have been the case had the Fund not engaged in the activities that created the leverage.

Management Risk. Although a portion of the Fund’s assets will be invested in a manner that is designed to deliver returns that are highly correlated to an index, the Fund does not seek to provide overall investment results that, before fees and expenses, correspond generally to the performance of an index. However, there is no guarantee that the Fund’s Core Investments will achieve high correlation to the S&P 500 Index. As a result of the Fund’s Collateral Yield Enhancement Strategy, the Fund’s performance will likely vary, by design and potentially significantly, from the performance of the S&P 500 Index.

The Fund’s performance depends on the success of the portfolio managers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Fund’s Collateral Yield Enhancement Strategy and the Adviser’s effectiveness in evaluating relevant market risk and volatility and the success of the Adviser’s quantitative analysis. The techniques and judgments of the Adviser may fail to produce the desired or intended result.

Market Risk. The Fund’s investments and performance may be affected by, among other market factors, business, financial, political, economic or legal uncertainties. There can be no assurance that the Adviser will correctly evaluate the nature and magnitude of the various factors that could affect the value of and return on investments. Prices of investments are volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, will significantly affect the results of the Fund’s activities and the value of its investments.

New Fund Risk. The Fund recently commenced operations and has limited operating history and started operations with a small asset base. There can be no assurance that the Fund will be successful or grow to or maintain a viable size.

Options Risk. Writing (selling) or purchasing an option involves the payment by the option holder (purchaser) and receipt by the seller of a premium and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying instrument for a specific price at a certain time or during a certain period. Writing (selling) options involves greater risk because the seller is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received. The premiums received by the Fund for writing (selling) an option may be insufficient to offset its losses sustained from market movements that are adverse to the strike (exercise or expiration) price of the written (sold) options. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the option holder (purchaser) loses its premium.

Writing (selling) call options involves the risk that the seller may be obligated to deliver securities at less than their current market price and, in the case of an uncovered or unhedged written option, the risk of loss is theoretically unlimited. Writing (selling) put options involves the risk that the seller must purchase the securities at more than their current market price.

The Fund intends to write (sell) and purchase call and put options on an equity index. Options on an index are similar to options on securities but because no underlying security can be delivered the option represents the right of the option holder (purchaser) to obtain from the writer (seller), in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the price level of the index at expiration.

Purchasing and writing (selling) put and call options are highly specialized activities and entail greater than ordinary investment risks. An investment in options may be subject to greater fluctuation than an investment in the underlying index or instrument itself. Successful use by the Fund of options on an equity index depends on the ability of the Adviser to correctly predict changes in the index’s volatility or other market factors. During periods of sudden and significant volatility in the equity markets, the Fund’s Collateral Yield Enhancement Strategy will be adversely affected. As a result, the Fund’s net asset value per share may experience significant increases or decreases over short time periods. No assurance can be given that the Adviser’s judgment in this respect will be correct or that during certain market conditions the Fund will be able to close its written (sold) options, which may result in substantial losses to the Fund. In addition, the Fund’s use of purchased options intended to define or mitigate risk may be inadequate or unsuccessful.

Other Investment Company Risk. The Fund’s performance will be affected by the performance of other investment companies in which it invests. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses. An ETF may trade in the secondary market at a price below or above the value of its underlying portfolio and may not be liquid. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons.

Performance Information

No performance history is presented for the Fund because it does not yet have a full calendar year of performance as of the date of this Prospectus.

Management of the Fund

Harvest Volatility Management, LLC serves as the Fund’s investment adviser (the “Adviser”). A team of investment professionals manages the Fund’s portfolio. The team members who are jointly and primarily responsible for the day-to-day management of the Fund (and their respective title(s) with the Adviser) are: Richard L. Selvala, Jr., Chief Executive Officer and Portfolio Manager; Curtis F. Brockelman, Jr., President and Chief Risk Officer; Michael Zigmont, CFA, Partner; and Tim Knowles, Managing Director. This team has managed the Fund since it commenced operations (December 2017).

Purchase and Sale of Fund Shares

Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

The minimum initial investment for Investor Class Shares is generally $2,500. The minimum initial investment for Investor Class Shares purchased for retirement and education savings accounts is $1,000 and for automatic investment plan accounts is $1,500. The minimum subsequent investment for Investor Class Shares is $100.

The minimum initial investment for Institutional Class Shares is generally $25,000. There is no minimum subsequent investment for Institutional Class Shares.

You may purchase and redeem shares through certain intermediaries that have a relationship with ALPS Distributors, Inc., the Fund’s principal underwriter, including banks, trust companies, brokers, registered investment advisers and other financial institutions.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.